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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JULY 13, 2006

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                            PEOPLE'S LIBERATION, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       000-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                          150 WEST JEFFERSON BOULEVARD,
                             LOS ANGELES, CA 90007
              (Address of Principal Executive Offices and zip code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)


                            PEOPLE'S LIBERATION, INC.
                          150 WEST JEFFERSON BOULEVARD
                              LOS ANGELES, CA 90007
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 13, 2006, the Registrant entered into an Employment Agreement with Edward C. Houston, Jr. pursuant to which Mr. Houston will serve as the Registrant's President commencing effective July 20, 2006. Mr. Houston will be employed on an "at will" basis by the Registrant. Mr. Houston will receive an annual salary of $300,000, which is subject to adjustment pursuant to the Registrant's employee compensation policies in effect from time to time. In addition to his base salary, commencing with fiscal year 2006 and for each fiscal year thereafter during which Mr. Houston is performing services for the Registrant, the Registrant will maintain a Management Incentive Program pursuant to which the Registrant will set aside during each fiscal year for payment to Mr. Houston an amount equal to three percent (3%) of the Registrant's earnings before interest and taxes for such fiscal year. Mr. Houston will also be granted a non-qualified stock option to purchase up to 1,000,000 shares of the Registrant's common stock at an exercise price equal to the greater of $1.25 and the "fair market value" of such shares on the date the option is approved by the Registrant's Board of Directors. In the event Mr. Houston is terminated without cause prior to the third anniversary of the commencement of his employment with the Registrant, the Registrant shall pay to Mr. Houston the equivalent of six
(6) months of his base salary, or if lesser, the base salary Mr. Houston would have earned had he remained employed with the Registrant through such third anniversary of commencement of his employment at his then applicable rate of pay. The Employment Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1, and is incorporated herein by this reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     APPOINTMENT OF NEW PRESIDENT

         On July 13, 2006, the Registrant entered into an Employment Agreement with Edward C. Houston, Jr. pursuant to which Mr. Houston will serve as the Registrant's President commencing effective July 20, 2006. Reference is made to the description of such Employment Agreement under Item 1.01 above, which description is incorporated in this Item 5.02 by this reference.

         Mr. Houston was most recently the Chief Operating Officer for Rock & Republic, a premium denim Company based in Los Angeles. Prior to his position at Rock & Republic, Mr. Houston was the Chief Operating Officer of both C&C California and Dickies Girl, California based apparel companies. Mr. Houston has also served as a consultant for Moss Adams.

         Mr. Houston did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2004, or which is presently proposed.


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         There are no understandings or arrangements between Mr. Houston and any other person pursuant to which Mr. Houston was selected as an officer. Mr. Houston does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Houston has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Houston, other than as described in this current report on Form 8-K.

         A press release announcing Mr. Houston's appointment is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. N/A

         (b)      PRO FORMA FINANCIAL INFORMATION. N/A

         (c)      EXHIBITS.

                  10.1 Employment Agreement dated July 13, 2006 between the Registrant and Edward C. Houston, Jr.

                  99.1 Press release announcing the appointment of Mr. Houston as President, dated July 20, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PEOPLE'S LIBERATION, INC.


Date:  July 20, 2006            By:    /S/ DARRYN BARBER
                                       --------------------------------------
                                       Darryn Barber, Chief Financial Officer
                                       and Chief Operating Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
--------------             -----------------------------------------------------

    10.1 Employment Agreement dated July 13, 2006 between the Registrant and Edward C. Houston, Jr.

    99.1                   Press  release  announcing  the  appointment  of  Mr.
                           Houston as President, dated July 20, 2006.


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